Filed Pursuant to Rule 497(k)
1933 Act No. 002-93131
1940 Act No. 811-04044

PARNASSUS FUNDS

Parnassus Endeavor FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

December 1, 2022

Supplement to Summary Prospectus Dated May 1, 2022 (as supplemented to date)

Effective December 30, 2022 (the “Effective Date”), the name of the Parnassus Endeavor Fund (the “Fund”) will change to the Parnassus Value Equity Fund, and all references to the Fund’s name in the Summary Prospectus are hereby changed to the new name as of that date. The Fund’s principal investment strategies and investment objective will remain the same.

Additionally, as of the Effective Date, Billy J. Hwan will serve as the lead Portfolio Manager of the Fund and Krishna S. Chintalapalli will serve as a Portfolio Manager of the Fund. The disclosure in the “Portfolio Managers” section in the Summary Prospectus is hereby amended and restated as follows:

Billy J. Hwan is the lead Portfolio Manager of the Parnassus Value Equity Fund and has served as a portfolio manager of the Fund since 2018.

Krishna S. Chintalapalli is a Portfolio Manager of the Parnassus Value Equity Fund and has served as a portfolio manager of the Fund since 2022.

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Please Read Carefully and Keep for Future Reference